UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2026 (September 14, 2026)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway
Richmond,	Virginia	23225
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 14, 2026, the Board of Directors (the “Board”) of the Tredegar Corporation (the “Company”) elected Cindy Yao to serve as the Company’s Vice President, Chief Financial Officer and Treasurer, effective September 21, 2026.
Ms. Yao, 59, has served as the Chief Financial Officer of Holon Health, a healthcare provider and health-tech startup focused on supporting individuals navigating substance use disorder and mental health conditions, since May 2026. Prior to joining Holon Health, Ms. Yao served as the Chief Financial Officer of HF Foods Group Inc., a leading marketer and distributor of fresh produce, seafood, frozen and dry foods and restaurant supplies, from May 2024 through October 2025. Ms. Yao also served from November 2013 to December 2023 as Chief Financial Officer and Executive Vice President for Markel Food Group, a company providing high-quality, innovative automated process solutions, consulting services and technical support to food producers.
In connection with her election as the Company’s Vice President, Chief Financial Officer and Treasurer, Ms. Yao’s (i) annual base salary will be $450,000, (ii) annual target bonus opportunity under the Company’s 2026 Short-Term Incentive Plan (“STIP”) will be 60% of her base salary (with a maximum opportunity of 120% of her base salary), pro-rated based upon her start date, and (iii) annual long-term incentive awards under the Company’s Long-Term Incentive Plan will be targeted at 80% of her annual base salary, consisting of 50% restricted stock and a 50% non-equity cash component, with her 2026 grant pro-rated based upon her start date. In addition, in the event of a not-for-cause termination during her first year as Vice President, Chief Financial Officer and Treasurer, Ms. Yao will receive severance benefits consisting of month-for-month severance (i.e., for each month of employment, she will receive a month of severance) and corresponding COBRA coverage during the first year of her employment, increasing to one times annual base salary and 12 months of COBRA coverage after one year, along with a prorated share of STIP and performance units, if earned.

Item 7.01	Regulation FD Disclosure.
On September 15, 2026, the Company issued a press release announcing the election of Ms. Yao. A copy of this release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

99.1	Press release issued on September 15, 2026.
104	Cover Page Interactive Data File (formatted in iXBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION
(Registrant)

Date:	September 15, 2026	By:	/s/ Kevin C. Donnelly
Kevin C. Donnelly
Executive Vice President, General Counsel and Corporate Secretary